                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, for Use of the
                                                  Commission Only (as Permitted
                                                  by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                      Educational Development Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                      Educational Development Corporation
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

Notes:

        --------------------------------------------------------------

                      Educational Development Corporation
                             10302 East 55th Place
                          Tulsa, Oklahoma 74146-6515
       --------------------------------------------------------------
             -----------------------------------------------------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 June 22, 2000
             -----------------------------------------------------

TO THE SHAREHOLDERS OF
     EDUCATIONAL DEVELOPMENT CORPORATION:


     The 2000 Annual Meeting of Shareholders of Educational Development Corporation, a Delaware Corporation ("EDC" or the "Company"), will be held June 22, 2000, at 2:00 P.M., at the Tulsa Marriott Southern Hills, 1902 East 71st Street, Tulsa, Oklahoma, for the following purposes:

     1. To elect two nominees as Class II Directors;

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.


     Only shareholders of record at the close of business on May 4, 2000 are entitled to notice of and to vote at the meeting.

     You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, you are requested to sign and return the enclosed proxy as promptly as possible in the enclosed postage paid envelope. You may revoke your Proxy at any time before it is exercised at the meeting.


                              By Order of the Board of Directors

                              /s/ Randall White
                              -----------------------------------
                              Randall W. White
                              Chairman of the Board and President


Tulsa, Oklahoma
May 19, 2000

                      EDUCATIONAL DEVELOPMENT CORPORATION
                             10302 East 55th Place
                          Tulsa, Oklahoma 74146-6515

                                PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of Proxies by the management of EDUCATIONAL DEVELOPMENT CORPORATION, a Delaware corporation (the "Company" or "EDC"), for use at the Annual Meeting of Shareholders of the Company to be held at the Tulsa Marriott Southern Hills, 1902 East 71st Street, Tulsa, Oklahoma, on Thursday, June 22, 2000, commencing at 2:00 P.M., and at all continuations and adjournments thereof. This Proxy Statement and accompanying form of Proxy are first being mailed to shareholders on or about May 19, 2000.

                            SOLICITATION OF PROXIES

         A shareholder giving a Proxy has the power to revoke it at any time before its exercise. A Proxy may be revoked by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date. A Proxy will be suspended if the shareholder who executed it is present at the meeting and elects to vote in person.

         This solicitation is made on behalf of the Board of Directors of the Company. The cost of soliciting these Proxies will be borne by the Company. In addition to solicitation by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward Proxies and proxy material to their principals and may reimburse them for their expenses in so doing. Certain officers and employees of the Company may solicit Proxies by telephone, facsimile or personally from some shareholders whose Proxies are not promptly received. Such officers and employees will receive no compensation other than their regular salaries, but they will be reimbursed for any expenses incurred in making such solicitation. Properly executed Proxies in the accompanying form which are filed before the meeting and not revoked will be voted in accordance with the directions and specifications contained therein.

                               VOTING SECURITIES

         The Company's $.20 par value common stock is the only class of capital stock authorized by its Amended and Restated Certificate of Incorporation. The number of shares which may be voted at the meeting or any adjournment thereof is 3,997,822 shares, which was the number outstanding as of May 4, 2000, the record date. Each shareholder is entitled to one vote for each share held except that cumulative voting is authorized with respect to the election of directors. In other words, solely for the purpose of electing directors, each share will entitle the holder thereof to a number of votes equal to the number of directors being elected and each shareholder may cast all of his votes for a single nominee, or may distribute them among any two or more nominees. The presence in person or by proxy of the holders of a majority of the shares issued and outstanding at the meeting will constitute a quorum for the transaction of business. Votes will be tabulated by an inspector of election appointed by the Board of Directors of the Company.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         As of May 4, 2000, the following were the only persons known to management of the Company to be beneficial owners of more than five percent of the Company's outstanding common stock. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.

 Name and Address of                  Amount of Beneficial           Percent of
   Beneficial Owner                        Ownership                  Class (1)
-----------------------              ----------------------        -------------
Randall W. White
10385 South 76th E. Ave.
Tulsa, Oklahoma 74133                    801,444 (2)                    18.9%

Robert D. Berryhill
P.O. Box 1120
Bixby, Oklahoma 74008-1120               365,000                         9.1%


____________________________

(1) The Percent of Class was calculated on the basis of the number of outstanding shares plus the number of shares which may be acquired pursuant to currently exercisable stock options, however, shares which may be acquired by such person pursuant to currently exercisable stock options are not deemed outstanding for purposes of computing the Percent of Class of shares beneficially owned by any other person.

(2) Includes 235,200 shares as to which Mr. White has the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

        As of May 4, 2000, the directors and nominees of the Company and the directors and executive officers of the Company as a group were the beneficial owners of the following amount of shares of common stock of the Company. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.

  Names of Directors and                    Amount of Beneficial     Percent of
Nominees and Identity of Group                   Ownership            Class (1)
------------------------------              --------------------    ------------
     G. Dean Cosgrove                              20,000                .5 %
     John M. Lare                                  20,850                .5 %
     James F. Lewis                                83,160               2.1 %
     Robert D. Berryhill                          365,000               9.1 %
     Randall W. White                             801,444 (2)          18.9 %
     All directors and executive officers       1,398,007 (3)          32.5 %
          as a group (7 persons)


(1) The Percent of Class was calculated on the basis of the number of outstanding shares plus the number of shares which may be acquired by such person or group pursuant to currently exercisable stock options, however, shares which may be acquired by such person or group pursuant to currently exercisable stock options are not deemed outstanding for purposes of computing the Percent of Class for shares beneficially owned by any other person or group.

(2) Includes 235,200 shares as to which Mr. White has the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

(3) Includes 300,200 shares as to which all directors and executive officers have the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

                              NUMBER OF DIRECTORS

         The Amended and Restated Certificate of Incorporation and By-laws of the Company provide that the number of directors which shall constitute the whole Board of Directors shall not be less than three (3) nor more than fifteen
(15). Within said limits, the number of directors shall be determined by resolution of the Board of Directors or by the shareholders at the annual meeting. The Board of Directors has adopted a resolution establishing five (5) as the number of directors of the Company.


                             ELECTION OF DIRECTORS

         In accordance with the Amended and Restated Certificate of Incorporation and By-laws of the Company, the directors are divided into three classes, Class I, Class II and Class III, and are elected for a full term of office expiring at the third succeeding annual shareholders meeting following the election to office and when a successor is duly elected and qualified. The By-laws provide that such classes shall be as nearly equal in number as possible. The term of office of Class II directors expires at the annual meeting of shareholders to be held on June 22, 2000, the term of office of Class III directors expires at the annual meeting of shareholders in 2001 and the term of office of Class I directors expires at the annual meeting of shareholders in 2002. At the Annual Meeting of Shareholders announced herein, two directors shall be chosen to serve as Class II directors. They will be elected for a full term of office expiring at the annual meeting of shareholders in 2003, and will serve until a successor or successors are duly elected and qualified. Unless authority to do so is withheld, the persons named as proxies in the accompanying form of Proxy will vote the shares represented thereby for the following nominees designated by the Board of Directors to serve as Class II directors. Although it is not anticipated that the nominees will be unwilling or unable to serve, if the nominees should decline or be unable to act as a director, the persons named as proxies in the accompanying form of Proxy may, unless authority to do so is withheld, vote for any substitute nominee proposed by the Board of Directors. The business experience shown for the nominees has been their principal occupation for at least the past five years.

         The affirmative vote of a plurality of the shares present in person or by proxy at the meeting and entitled to vote is required for the election of directors. An abstention from voting will be tabulated as a vote withheld on the election of directors and will be included in computing the number of shares present for purposes of determining the presence of a quorum for the meeting.

                                   NOMINEES

       Director
Name and Business Experience                                                         Age      Class    Since
----------------------------                                                         ---      -----    -----
Robert D. Berryhill                                                                  54        II       1986
  Private Investor. Vice Chairman of the Board of EDC since October 1986. He was
  President of Original Chili Bowl, Inc., Tulsa, Oklahoma, a food manufacturing business, from August 1965 until January, 1992, and was Vice President thereof for five years prior to his election as President.

G. Dean Cosgrove                                                                     66        II       1986
  Independent Consultant since 1985. He served as Financial Vice President and
  Treasurer of Mapco Inc., Tulsa, Oklahoma, an energy company, from May 1984 until July 1985, and served as Vice President and Treasurer thereof from
  January 1981 until May 1984.

                             CONTINUING DIRECTORS

      Director
Name and Business Experience                                                         Age     Class    Since
----------------------------                                                         ---     -----    -----
John M. Lare                                                                         53        I       1986
  President of Pegasus Foods, Inc., an owner and operator of Mexican quick service restaurants since March, 1995. From October, 1992 to January, 1995,
  Mr. Lare was a Director and Vice President - Finance and Administration for
  Webco Industries, Inc., a manufacturer and distributor of steel tubing. From
  1989 to October 1992, Mr. Lare was a Principal for Pegasus Venture Capital and
  the Argent Group, investment banking and leverage buyout firms.

James F. Lewis                                                                       59        I       1992
  CEO of The Lewis Companies Inc., a Tulsa based holding firm that owns or controls the following firms: Oil Capital Electric Inc., KBL Inc., FCE Inc.,
  OMNI Mechanical Services, Engineering Design Group Inc. and various real estate holdings. He has been the CEO for the past twenty-seven years. He serves on the Oklahoma Bank IV advisory board of directors.

Randall W. White                                                                     58      III       1984
  Chairman of the Board of EDC since September 1986, President of EDC since
  January 1986, and Treasurer of EDC since February 1984. From February 1980 until joining EDC in January 1983, Mr. White served as the Chief Financial
  Officer of Nicor Drilling Company, Tulsa, Oklahoma, an oil and gas drilling company.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

         During the fiscal year ended February 29, 2000, the Board of Directors held three meetings. Each director attended all meetings of the Board of Directors, except for John M. Lare who did not attend one meeting and James R. Lewis who did not attend one meeting.

         The only standing committees of the Board of Directors are described as follows:

          (i) The Executive Committee is responsible for assisting management in establishing long-range plans, budgets and marketing and development plans. The Committee consists of Messrs. Cosgrove, Berryhill and White. No separate meetings of this committee were held during the fiscal year ended February 29, 2000, all committee actions having been taken by the Board of Directors as a whole during the regular Board of Directors' meetings.

          (ii) The Compensation Committee is responsible for administering the Company's 1992 Incentive Stock Option Plan and the Incentive Stock Option Plan of 1981. The Committee consists of Messrs. Berryhill and Cosgrove. No separate meetings of this Committee were held during the fiscal year ended February 29, 2000, all committee actions having been taken by the Board of Directors as a whole during the regular Board of Directors' meetings.

          (iii) The Audit Committee is composed of nonemployee directors. The Audit Committee annually considers the qualifications of the independent auditor of the Company and makes recommendations to the Board on the engagement of the independent auditor. The audit committee reviews the Company's financial statements and any audit reports from the independent accountants. The Committee consists of Messrs. Lewis and Lare. No separate meetings of this Committee were held during the fiscal year ended February 29, 2000, all committee actions having been taken by the Board of Directors as a whole during the regular Board of Directors' meetings.

The Board of Directors has no nominating committee.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company has an outstanding loan to John M. Lare, an outside Director, in the total principal amount of $123,500 at May 4, 2000. This loan matures August 31, 2000. Interest is payable at 9% per annum. Accrued interest totalled $25,600 at May 4, 2000.

                           COMPENSATION OF DIRECTORS

         As compensation for all services rendered as a director of the Company, the Company has a standard arrangement whereby a director who is not also an officer of the Company is paid $250 for each directors' meeting attended in person. Each director who is not also an officer of the Company and who is a member of and who attends a meeting of one of the Committees of the Board of Directors is paid $150 for such attendance. Directors are not paid for directors' meetings or Committee meetings held by means of conference telephone calls.


                         COMPLIANCE WITH SECTION 16(a)

         Under Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission and to furnish the Company with a copy of each such report. Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement any failure to file by these dates during and with respect to fiscal year 2000. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, during and with respect to fiscal year 2000, all
Section 16(a) filing requirements were satisfied.

                            EXECUTIVE COMPENSATION


         The following table sets forth certain information with respect to the compensation of the Company's President during the fiscal years ended February 29, 2000, February 28, 1999 and February 28, 1998.


                          SUMMARY COMPENSATION TABLE

                                                                 Long Term Compensation
                                                         ------------------------------------
                              Annual Compensation               Awards             Payouts
                         --------------------------------------------------------------------
Name                                           Other                                             All
and                                            Annual     Restricted       #                    Other
Principal        Fiscal                        Compen-     Stock       Options/       LTIP      Compen-
Position          Year     Salary     Bonus    sation (1)  Awards        SARs        Payouts    sation
----------------------------------------------------------------------------------------------------------
Randall W. White  2000     $110,000   $20,000    $  -0-     $  -0-        -0-      $   -0-       $   -0-
Chairman of the   1999     $110,000   $20,000    $  -0-     $  -0-        -0-      $   -0-       $   -0-
Board, President  1998     $100,800   $20,000    $  -0-     $  -0-        -0-      $   -0-       $   -0-
and Treasurer

(1) Does not include the value of perquisites or other personal benefits because the aggregate amount of such compensation, if any, did not exceed the lesser of $50,000 or 10% of the annual salary and bonus in any of the three fiscal years reported in the Summary Compensation Table.

          OPTION EXERCISES DURING FISCAL YEAR ENDED FEBRUARY 29, 2000
                    AND OPTION VALUES AT FEBRUARY 29, 2000

         The following table sets forth certain information with respect to options exercised by the Company's President during the fiscal year ended February 29, 2000, and the number and value of unexercised stock options held by him at the end of the fiscal year.

                                                                                       Value of
                                                     Number of              Unexercised
                                                    Unexercised             In-the-Money
                                                      Options                  Options
                 Shares Acquired   Value            at FY - End              at FY - End
Name               on Exercise    Realized (2)    February 29, 2000(1)    February 29, 2000 (3)
----------------------------------------------------------------------------------------------
Randall W. White        -0-          -0-                 235,200                 $  130,000

(1)  All unexercised options were exercisable as of February 29, 2000.

(2) Calculated by multiplying the number of shares acquired on exercise times the difference between (a) the closing stock price of the Common Stock at the exercise date and (b) the per share option exercise price.

(3) Calculated by multiplying the number of unexercised options times the difference between (a) the closing stock price of the Common Stock at February 29, 2000 and (b) the per share option exercise price.


                         COMPENSATION COMMITTEE REPORT

         The executive compensation policy is subjective and not subject to specific criteria. The compensation committee considers such factors as sales levels, earnings per share levels and return on equity in determining executive compensation.

Robert D. Berryhill
G. Dean Cosgrove

                              EMPLOYMENT CONTRACTS

         The Company has an employment agreement with Randall W. White, President of the Company, which expires March 1, 2003 and provides for annual compensation of $110,000.


                      SUBMISSION OF SHAREHOLDER PROPOSALS

         Any shareholder proposal to be presented at the 2001 annual meeting should be directed to Randall W. White, President of the Company, at 10302 East 55th Place, Tulsa, Oklahoma 74146-6515, and must be received by the president on or before March 1, 2001. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.

                  COMPARISON OF FIVE-YEAR CUMULATIVE RETURNS
                              ON AN INDEXED BASIS

         The following graph compares the performance of the Company's Common Stock with the performance of the Nasdaq Stock Market Total Return Index and the Nasdaq Non-Financial Stock Index. The Center for Research in Security Prices ("CRSP") Index provided the Nasdaq indices used in this graph. The graph assumes $100 was invested on February 28, 1995 in each of the Company's Common Stock and the two Nasdaq indices.

         The graph displayed below is presented in accordance with SEC requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. The graph in no way reflects the Corporation's forecast of future financial performance.



                                PERFORMANCE GRAPH
                    COMPARISON OF FIVE-YEAR CUMULATIVE RETURN
            Among the Company, Nasdaq Stock Market Total Return Index
                      and Nasdaq Non-Financial Stock Index


                      Educational Development Corporation
                          Performance Chart for Proxy
                                    FY 2000


                         -------------------------------------------------------
                          2/28/95  2/29/96  2/28/97  2/28/98   2/28/99   2/29/00
                         -------------------------------------------------------

Nasdaq Total Return        100.00   139.36   166.28    227.28   295.97    601.39

Nasdaq Non Financial       100.00   136.89   187.94    212.10   283.94    623.02

Educational Development    100.00   185.19    88.89     64.81    37.04     50.00


               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Deloitte & Touche LLP audited the financial statements of the Company for the fiscal year ended February 29, 2000. The firm of Deloitte & Touche LLP has also been selected and approved by the Board of Directors as independent public accountants to make an audit of the financial statements of the Company for fiscal year ending February 28, 2001. A representative of Deloitte & Touche LLP is expected to be present at the meeting. Such representative will be afforded an opportunity to make a statement on behalf of said firm and will be available to respond to appropriate questions.

                    ANNUAL REPORTS AND FINANCIAL STATEMENTS

         The proxy statement is accompanied by the Annual Report of the Company for its fiscal year ended February 29, 2000. Shareholders are referred to such Report for information about the Company's business and activities, but such Report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy soliciting material.

         COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WILL BE PROVIDED WITHOUT CHARGE TO RECORD OR BENEFICIAL OWNERS OF SHARES ENTITLED TO VOTE AT THE MEETING. Written requests for copies of said report should be directed to Randall W. White, President of the Company, at the Company's corporate headquarters located at 10302 East 55th Place, Tulsa, Oklahoma 74146-6515.


                                 OTHER MATTERS

         Management does not intend to present and does not have any reason to believe that others will present at the annual meeting any item of business other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the meeting, it is the intention of the persons named as proxies in the accompanying form of Proxy to vote the shares represented thereby in accordance with their best judgment and discretionary authority to do so is included in the Proxy.



                      By order of the Board of Directors

                      /s/ Randall White
                         ---------------------------------
                          Randall W. White
                          Chairman of the Board and President




Tulsa,  Oklahoma
May 19, 2000

                      EDUCATIONAL DEVELOPMENT CORPORATION
                 10302 East 55th Place, Tulsa, Oklahoma 74146

                                     PROXY
   THIS PROXY IS BEING SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
                 ANNUAL MEETING OF SHAREHOLDERS, JUNE 22, 2000

     The undersigned hereby appoints Randall W. White and W. Curtis Fossett, or either or both of them, proxies of the undersigned, with full power of substitution, to vote all shares of Educational Development Corporation ("EDC") owned by or standing in the name of the undersigned, at the Annual Meeting of Shareholders of EDC, to be held at the Tulsa Marriott Southern Hills, 1902 East 71st Street, Tulsa, Oklahoma, on June 22, 2000, at 2:00 o'clock P.M., local time, and at any adjournments.

                          (Continued on reverse side)

                        Please date, sign and mail your
                      proxy card back as soon as possible!


                        Annual Meeting of Shareholders
                      EDUCATIONAL DEVELOPMENT CORPORATION


                                 June 22, 2000

                                        . Please Detach and Mail in the Envelope Provided .
        Please mark your
A [X]   votes as in this
        example.

                                     WITHHOLD
                    FOR the          AUTHORITY
                    listed            for the
                    nominees       listed nominees
 1.  UPON THE         [__]              [__]       Nominees:   Class II Directors       The foregoing is as set forth in the Notice
     ELECTION OF                                               -------------------      of said meeting and in the accompanying
     DIRECTORS:                                                Robert D. Berryhill      Proxy Statement, receipt of which are hereby
                                                               G. Dean Cosgrove         acknowledged.

                                                                                        THIS PROXY WILL BE VOTED AS INDICATED BY THE
(INSTRUCTION: To withhold authority to vote                                             SHAREHOLDERS(S). IF NO CHOICE IS INDICATED
 for any individual nominee, write that                                                 ON THE ABOVE PROPOSAL, THIS PROXY WILL BE
 nominee's name in the space provided below.)                                           VOTED FOR SUCH PROPOSAL.

                                                                                        The board of Directors knows of no other
                                                                                        proposals to come before this meeting. IF
______________________________________________                                          ANY OTHER MATTERS SHOULD BE BROUGHT BEFORE
                                                                                        THE MEETING, THE PERSONS NAMED IN THIS PROXY
                                                                                        OR THEIR SUBSTITUTES WILL VOTE THIS PROXY ON
                                                                                        SUCH MATTERS IN ACCORDANCE WITH THEIR BEST
                                                                                        JUDGEMENT.

                                                                                        The undersigned hereby revokes any Proxy
                                                                                        heretofore given, and ratifies all that said
                                                                                        proxies may lawfully do or cause to be done
                                                                                        by virtue hereof.

                                                                                        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                                                                        CARD PROMPTLY.




_______________________________________________(LS.) _______________________________________________(LS.)   Date _____________, 2000
Note:  Please sign exactly as your name or names appear on this Proxy and when signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person(s).